UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2012

Cloud Star Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54440

Nevada	27-4479356
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P. O. Box 4906, Mission Viejo, CA	92690
(Address of principal executive offices)	(Zip Code)

(866) 250 - 2999

(Registrant’s telephone number, including area code)

Accend Media

8275 S. Eastern Avenue, Suite 200-306, Las Vegas, NV 89123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 22, 2012, Accend Media, a Nevada corporation (the "Company" or “Accend”), Scott Gerardi, the CEO of Accend Media and Cloud Star Corporation (“Cloud Star”), a privately-held Nevada corporation headquartered in California, entered into an Acquisition Agreement and Plan of Merger. The transaction is expected to close on May 22, 2012.

This merger does not involve the issuance of any new shares by Accend Media, as the former control shareholder, Scott Gerardi of Accend Media agreed to exchange the majority of his shares in exchange for an employment agreement to the shareholders of Cloud Star on a pro-rata basis, whereby Cloud Star will merger into Accend Media. Accend Media will be the surviving corporation. The Certificate of Incorporation and By-laws of Accend Media in effect immediately prior to the merger shall be the Certificate of Incorporation and By-laws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. Prior to the merger, Accend Media effectuated a five-for-one forward stock split on May 7, 2012 . Following the merger, the Company will change its corporate name from Accend Media to Cloud Star Corporation. (See Exhibit 3.4, entitled Articles of Merger).

Scott Gerardi, current CEO of Accend Media owns 115,000,000 restricted shares in Accend Media out of the 150,000,000 common shares issued and outstanding. Scott Gerardi and another shareholder of Accend Media agreed to transfer or cancel 118,000,000 of their 120,000,000 shares as follows: 60,000,000 shares to acquire Cloud Star; 2,800,000 shares to return to treasury; 200,000 shares to a new director for future services; 5,000,000 shares to be sold for contributed capital for the Company and 50,000,000 shares cancelled. Of the 2,800,000 shares to be returned to treasury, 800,000 shares are reserved for consultants subject to lock-up agreements. Immediately after the merger, 97,200,000 shares are outstanding with the sole shareholder of Cloud Star owning 60,000,000 shares. (See Exhibit 2.1, entitled Acquisition Agreement and Plan of Merger).

Item 2.01 Completion of Acquisition or Disposition of Assets

As more fully described in Item 1.01, we effectuated a merger which resulted in Accend Media acquiring Cloud Star whereby the Accend Media will be the surviving corporation and change its corporate name to Cloud Star Corporation. The closing of the Agreement took place on May 22, 2012.

Cloud Star is an information technology services and software company that delivers immediate, easy and secure access to computer desktops and other consumer electron devices from remote locations.

ACCEND MEDIA BUSINESS

Accend Media was organized December 20, 2010 (Date of Inception) under the laws of the State of Nevada, under the name Accend Media.

Accend Media provides internet marketing services for its clients, who seek increased sales and customer contact through online marketing channels. The Company's clients will include branded advertisers, direct marketers, lead aggregators, and agencies.

Accend Media’s services include:

a) Creating of advertising campaigns used to market products and/or services online.

b) Designing and hosting of customized web pages for our customers.

c) Development of software applications that provide increased efficiency, compliance and/or better monetization of online marketing campaigns. An example of our compliance application is the UnsubToday.com service for email suppression list management.

Accend Media is powered by its own proprietary Lead Generation Software Platform. This technology platform allows the Company to process and sell real-time leads to clients across multiple verticals. The platform employs a rules-based decision engine designed to maximize the value of every lead that it processes. The platform conducts comprehensive detailed analysis of every lead entering the system as well as the pool of clients eligible to purchase the lead. The system also monitors consumer and publisher activity which allows us to analyze the effectiveness of different marketing campaigns, advertisements and specific promotions. This software tool helps us separate performing campaigns from non-performing campaigns, which allows us to maximize our internal profit margin while best serving our clients’ needs.

Cloud Star BUSINESS

Cloud Star was organized on October 17, 2011 (Date of Inception) under the laws of the State of Nevada. Its principal executive offices are located at P.O. Box 4906, Mission Viejo, CA 92690. Prior to October 17, 2011, development activities were performed by Mr. Safa Movassaghi, Cloud Star’s Chief Executive Officer. Mr. Movassaghi assigned all rights and interests in specific technologies discussed below to Cloud Star.

Cloud Star is an information technology services and software company that delivers immediate, easy and secure access to computer desktops and other consumer electron devices from remote locations.

CLOUD STAR OVERVIEW

Cloud Star's flagship product, MyComputerKeyTM is a proprietary, patent-pending technology that provides a secure multi-factor validation and authentication system for cloud-based infrastructures and protects data accessed from remote locations worldwide.

The product is a custom-designed USB keycard programmed to connect via the Internet to users' desktop or server seamlessly, which provides the user immediate access to files, personalized environments, data, programs and applications. Said differently, MyComputerKeyTM allows a user to access his or her base computer from different locations utilizing the internet cloud through a separate computer (the “remote computer”). Working models were manufactured and a successful beta test was completed with the employees from three corporations.

Key Advantages MyComputerKeyTM

• User always accesses their same, consistent and familiar desktop where all of their customized and personal applications and files reside

• No need for software installation on the remote computer and customization—just plug-in MyComputerKeyTM

• Enhances compliance, and audit capabilities, of Risk Management and Legal

• User desktop images can be backed up on hosting servers and restored in case of a disaster and existing corporate virus software provides continuous scans, monitoring, and virus protection against malware and virus attacks

There is an encryption between the host and remote computer as well as a paring feature between the connecting devices.

All information is stored on basis of expiration therefore avoiding an unauthorized access or codes between the connecting computers.

MyComputerKey also includes our own connection software that provides the actual connection between the user’s desktop and the host computer the user is using to connect. This software is fully supportive in all Microsoft ™ based computers with quick installation and full security and protection for the computer.

Cloud Star’s Goals and Objectives

Cloud Star's goal is to become a provider of customizable, secure, multi-factor validation and authentication systems.

To do so, it will aggressively pursue the following objectives:

• Initiate a direct marketing campaign

• Establish strategic alliances with key channel partners

• Establish a recognized position in the market

• Protect and expand its intellectual property

• Introduce new products and product upgrades

The discussion that follows, conveys these objectives.

For business users, a second version of the key has been designed that allows the user's information technology (“IT”) department to set the security parameters appropriate to the database to be protected. The modifications consist of creating a user friendly "dashboard" to make it easier for the customer to set up the system and create customized features and tokens—as well as de-activate keys in the event they are lost or stolen. This business-to-business sector is more competitive. In order to competitively differentiate itself, Cloud Star plans to develop strategic partnerships to build its market share of the less competitive retail market. Management expects that users will find the following characteristics very appealing:

• Cloud Star’s USB keycard is 100% independent and self-contained—no software downloads, configurations, or synchronizations are required on the remote computer.

• Various user-specific authentication, memory, or pre-set protocol access codes can be programmed into this solid-state hardware.

• This technology is user-specific, allows information flow tracking, and can be used to access any pre-determined database, application, file or user-selected desktop that is cloud based.

• This technology works universally on both Apple and PC systems. In addition, once the respective user has finished with the cloud access, there is no trace on the remote computer that the base computer has used. This is particularly important when using public computers while travelling.

Cloud Star’s Sales Strategy

While virtual USBs have been on the market for several years, to date, management is not aware of any company who has targeted the mass consumer. Rather, providers have focused on IT professionals, most likely due to the perceived complexity of virtualization and security issues. Cloud Star instead has simplified the process and through an integrated marketing approach, advertises this simplicity to general consumers for a variety of applications. The sales strategy is to offer a product that is easy to use and utilizes plug and play technology. Cloud Star wants to implement this very simple sales strategy. Cloud Star plans to market and sell their product through several partners on a distribution level relationship.

Through a combination of online marketing, radio and television, consumers are driven to the website where they can complete a 100% automated purchase. Cloud Star plans to provide support though phone sales and telephone call-in technical support. MyComputerKey is a high margin product so Cloud Star is able to outsource its fulfillment and customer support while still driving a high margin on all sales. This will allow Cloud Star to focus on product development and developing marketing strategies with its channel partners.

Cloud Star plans to market a version II key with enhanced security to businesses, government and educational entities that (i) have a mobile workforce (ii) currently utilize the cloud to increase the effectiveness and reduce costs associated with providing information technology to its employees, customers and suppliers and (iii) entities that are considering doing so but have been reluctant to do so because of security concerns. The market potential for Cloud Star's products encompasses several market segments, including healthcare facilities, government, media and telecom, manufacturing, educational facilities, consulting, legal and accounting and aerospace and defense. The Company successfully completed its Beta tests with three such companies and is currently implementing this enterprise model.

Cloud Star’s Market Strategy

Cloud Star's strategy is based on three target markets: (i) Direct-to-Consumer; (ii) Retail; and (iii) Business-to-Business (B2B)—including enterprise and the small and medium-size business market (SMB). The product is the same for each market segment.

Direct-to-Consumer (DTC)

Management believes the internet is the cornerstone to Cloud Star’s marketing effort. Management estimates at least 50% of Cloud Star’s sales will come from the internet and believes $0.50 of every dollar spent on marketing will drive consumers online to compare, research, sample and buy.

The internet strategy will focus on driving traffic (consumers) to offer pages by means of a series of internet marketing platforms including banners, sponsored links, social bookmarking, blogs, surveys etc. Additionally, Cloud Star will focus on affiliate marketing roll out with the goal of the aforementioned internet marketing strategy to ultimately create an affiliate network.

Television

Management believes that it is not one tool or media platform that is the answer, but the right mix of media and relevant content delivered real-time. After management has all its infrastructure tested and proven, Cloud Star plans to test direct-response television with 30, 60 and 120 second spots, as well as a possible 30-minute long form infomercial nationally.

There are many companies that focus on TV as a medium and provide an array of services besides production. Some generally participate via revenue share, thus reducing any upfront costs to the advertiser. The key is to research those firms that have experience with similar products, know what sells and when to sell it. In other words, firms that have a good handle on the marketing mix, specifically the target market, how to reach them, and pricing.

Retail

Cloud Star plans to offer MyComputerKey through retail stores by selling a secure access and data protection service. This will involve the same product (a key and a disk to program the key and the computer) where the user could program his or her computer and the key and then have secure access to his computer from any other computer in the world. This would also protect the user from unauthorized access by other who might have access to his computer in his absence. This will require Cloud Star to set up a cloud service to authenticate the keys.

Traditional Retail – Point of Purchase

Cloud Star is already in talks with 3 national retailers and is considering an early launch versus waiting until the product reaches greater market penetration. Cloud Star has already begun to develop retail demand through all of its marketing and advertising efforts which will be leveraged by management to gain lower cost retail entry, excellent placement and shelf space. Cloud Star plans to hire a retail team that will work closely with all retail buyers, retail marketing directors and store managers to educate their employees and customers about the benefits of MyComputerKey.

Point-of- Purchase (“POP”) is not just displays, but a wider variety of printed material that communicates the products message at the point of purchase. Besides floor stands, wing racks, and counter unit displays, there are shelf talkers, product hang tags, shelf signage, ceiling signage, inflatable signage, in-store blimps, video end-caps, check out signage, window banners, in-store flyers, table tents and informational pamphlets, all vying for the attention of the time starved consumer who views close to 1,000 items per minute during their 24 minute shopping trip.

Cloud Star plans to employ a "PUSH" – "PULL" promotional & advertising strategy when building brand awareness, generating trial/sampling purchases and gaining distribution of MyComputerKey. Cloud Star three stage "go-to-market" approach will first educate the consumer about the product through a direct response advertising and marketing initiatives, then make the product readily available with direct distribution and finally implement programs to motivate consumers to buy MyComputerKey.

"PUSH", or "getting the product on the shelf", provides the programs necessary to gain distribution and secure product placement on limited retailer shelves. It consists of customer marketing funds (CMF) designed to support the customer's best promotional and consumption building vehicles as well as employee incentive and training programs while providing materials that clearly communicate MyComputerKey's unique selling points. These materials consist of a variety of "communication messages", including those listed above as well as shelf signs, neck hangers, window banners, floor displays with header cards, table tents and possibly logo apparel.

"PULL", or getting the product "off the shelf" and into the hands of consumers, answers the biggest question posed by on-premise and off-premise buyers; "What are you doing to drive consumers into my store to purchase your product?" Pull programs are designed to entice the customer and educate the consumer while motivating them to sell or purchase our product. Various Pull programs include advertising directed towards the consumer (print, radio, TV, internet, direct mail, etc), instant redeemable or mail-in coupons, mail-in money back rebates, retailer loyalty programs, co-branding with complementary products and wet sampling events.

The key strategy for MyComputerKey's growth is to understand consumer and channel member needs in order to satisfy them. In addition, focus communications within channels that meet primary target consumers and increase brand image, superior quality and performance attributes and leverage the brand for strategic product initiatives. Again, Cloud Star plans to use the above advertising and promotional strategies to drive awareness, trials and new usage.

Business to Business (B2B)

The business to business market consists of large businesses, educational or government entities. These entities utilize private, public or hybrid clouds and will have an infrastructure in place, complete with firewalls and other security systems. They also have an IT organization to operate and maintain the company's computer systems, networks and data on behalf of the company. The IT organization generally will be headed by a CIO or IT Director. Although the CIO's recommendations will generally be reviewed and approved by the CEO, the CIO or IT Director will be the primary decision maker with respect to IT matters.

Management believes that in the enterprise market, CIOs are looking for solutions, not technology. They typically have a staff of IT experts to evaluate technology. Selling in the enterprise market requires enough industry and company expertise to understand specific problems for which a CIO is seeking solutions. For these reasons, a successful market entry strategy in the enterprise market needs to be focused on selected vertical market segments, primarily in the professional service and medical practice sectors.

Small and medium size businesses may use the cloud for limited purposes, such as Gmail or Office 365, but may not yet maintain their data and other programs in the cloud. These companies may want to take advantage of the opportunities offered by the cloud, but may not yet have the infrastructure to do so. They may also have security concerns about using the Cloud, particularly with a mobile workforce. Attractive initial markets will include financial, legal, medical and educational institutions.

Pricing

Initial pricing for the basic key is $ 49.99, which includes the USB unit and the first year's subscription to the hosting service. In conjunction with the product launch, the Cloud Star plans to experiment with different offers, such as:

• Simultaneous purchase of 2nd unit and subscription at 50% off

• Bundled annual subscriptions, for example: One year = $ 49.99;

Two year = $ 69.99;

Three year = $ 79.99

• Free 30-day trial with automatic billing on the 31st day unless cancelled

INTELLECTUAL PROPERTY

Cloud Star plans to rely on a combination of trademark, copyright, trade secret and patent laws in the United States as well as confidentiality procedures and contractual provisions to protect our proprietary technology and our brand. Cloud Star plans also to rely on copyright laws to protect any future computer programs and our proprietary databases.

From time to time, Cloud Star may encounter disputes over rights and obligations concerning intellectual property. Also, the efforts management has taken to protect its proprietary rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm the business, the brand and reputation, and the ability to compete. Also, protecting Cloud Star’s intellectual property rights could be costly and time consuming.

Employees

Cloud Star currently has one employee, its CEO. Cloud Star utilizes independent contractors on a part-time/as needed basis to assist in its development activities, marketing, and financial and accounting support.

PROPERTIES

The Cloud Star's corporate headquarters are leased and located at: 9891 Irvine Center Drive, Suite Suite 200, CA 92618. Cloud Star does not own any real property.

RISK FACTORS

CLOUD STAR HAS A LIMITED OPERATING HISTORY.

Cloud Star has a limited operating history and is considered a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as management faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of Cloud Star must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which Cloud Star will be operating.

IF CLOUD STAR'S BUSINESS PLAN IS NOT SUCCESSFUL, THERE IS SUBSTANTIAL DOUBT THAT CLOUD STAR MAY BE UNABLE TO CONTINUE OPERATIONS AS A GOING CONCERN AND ITS STOCKHOLDERS MAY LOSE THEIR ENTIRE INVESTMENT.

Cloud Star is a development-stage company with no operating revenues to date. As discussed in the Notes to the Financial Statements included in this Current Report, at the end of Cloud Star’s reporting period as at February, 29, 2012, Cloud Star used cash in operating activities of $55,163. As of February 29, 2012, Cloud Star’s current liabilities exceeded its current assets by $86,442 and its total liabilities exceeded its total assets by $55,163. Cloud Star had a net loss of $70,263 from October 17, 2011 (inception) to February, 29, 2012.

These factors raise substantial doubt that Cloud Star will be able to continue operations as a going concern, and Cloud Star's independent auditors included an explanatory paragraph regarding this uncertainty in their report on the financial statements for the period from inception to February 29, 2012.

Cloud Star's ability to continue as a going concern is dependent upon raising capital sufficient to meet its obligations as they become due until such time as the Company achieves revenues sufficient to meet its cost structure. There are no assurances that Cloud Star will be able to raise sufficient capital or that its business plan will be successful. If Cloud Star cannot continue as a going concern, its stockholders may lose their entire investment.

IT IS DIFFICULT TO EVALUATE THE LIKELIHOOD THAT CLOUD STAR WILL ACHIEVE OR MAINTAIN PROFITABILITY IN THE FUTURE.

Cloud Star has prepared audited financial statements for the year end for February 29, 2012. Cloud Star’s ability to continue to operate as a going concern is fully dependent upon Cloud Star obtaining sufficient revenues or financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to Cloud Star’s ability to generate revenues or raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that Cloud Star will ever be able to operate profitably or derive any significant revenues from its operations.

WHEN Safa Movassaghi BECAME THE LARGEST SHAREHOLDR OF CLOUD STAR, IT GAVE HIM THE ABILITY TO CONTROL THE COMPANY WITHOUT OTHER SHAREHOLDERS’ APPROVAL.

Safa Movassaghi is the largest stockholder and beneficially owns and has the right to vote approximately 61% of Cloud Star's outstanding common stock. As a result, it will have the ability to control substantially all matters submitted to the Company’s stockholders for approval including:

a) election of a board of directors;

b) removal of any director;

c) amendment of Articles of Incorporation or bylaws; and

d) adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving the company.

As a result of this ownership, it has the ability to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by Safa Movassaghi could affect the market price of its common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of shareholder investment in the company may decrease. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which in turn could reduce the stock price or prevent the stockholders from realizing a premium over the stock price.

Adverse developments in general business, economic and political conditions could have a material adverse effect on our financial condition and our results of operations.

Cloud Star’s business and operations are sensitive to general business and economic conditions in the U.S. and worldwide. These conditions include short-term and long-term interest rates, inflation, fluctuations in debt and equity capital markets and the general condition of the U.S. and world economy. A host of factors beyond our control could cause fluctuations in these conditions, including the political environment and acts or threats of war or terrorism. Adverse developments in these general business and economic conditions, including through recession, downturn or otherwise, could have a material adverse effect on our financial condition and our results of operations.

If Cloud STAR is unable to create and maintain sales, marketing and distribution capabilities or enter into agreements with third parties to perform those functions, cloud star will not be able to commercialize its products.

Cloud Star currently has no sales, marketing or distribution capabilities. Therefore, to commercialize its products, Cloud Star expects to collaborate with third parties to perform these functions. Cloud Star has no experience in developing, training or managing a sales force and will incur substantial additional expenses if it decides to market any of its future products directly. Developing a marketing and sales force is also time consuming and could delay launch of our future products. In addition, Cloud Star will compete with many companies that currently have extensive and well-funded marketing and sales operations. Cloud Star’s marketing and sales efforts may be unable to compete successfully against these companies. While the product has been beta tested by three companies in the business-to-business market, the mass consumer market, including direct and indirect channels has not been tested.

Cloud Star may not be able to manufacture its planned products in sufficient quantities at an acceptable cost, or at all, which could harm our future prospects.

Cloud Star does not own any manufacturing facilities and intends to contract out its manufacturing needs. Accordingly, if any of its proposed products become available for widespread sale, Cloud Star may not be able to arrange for the manufacture of such product in sufficient quantities at an acceptable cost, or at all, which could materially adversely affect its future prospects.

Cloud Star products may become obsolete and unmarketable if Cloud Star is unable to respond adequately to rapidly changing technology and customer demands.

Cloud Star’s industry is characterized by rapid changes in technology and customer demands. As a result, Cloud Star’s products may quickly become obsolete and unmarketable. Cloud Star’s future success will depend on its ability to adapt to technological advances, anticipate customer demands, develop new products and enhance our current products on a timely and cost-effective basis. Further, Cloud Star’s products must remain competitive with those of other companies with substantially greater resources. Cloud Star may experience technical or other difficulties that could delay or prevent the development, introduction or marketing of new products or enhanced versions of existing products. Also, Cloud Star may not be able to adapt new or enhanced products to emerging industry standards, and our new products may not be favorably received.

If Cloud Star’s products are not effectively protected by valid, issued patents or if Cloud Star is not otherwise able to protect its proprietary information, it could harm its business.

The success of Cloud Star’s operations will depend in part on its ability to:

• obtain any necessary patent protections for its technologies both in the United States and in other countries with substantial markets;

• defend patents once obtained;

• maintain trade secrets and operate without infringing upon the patents and proprietary rights of others; and

• obtain appropriate patents or proprietary rights held by others that are necessary or useful to us in commercializing its technology, both in the United States and in other countries with substantial markets.

In the event Cloud Star is not able protect its intellectual property and proprietary information, its business will be materially harmed.

Cloud Star may not have adequate protection for its unpatented proprietary information, which could adversely affect its competitive position.

In addition to any patents that Cloud Star may apply for in the future, Cloud Star will substantially rely on trade secrets, know-how, continuing technological innovations opportunities to develop and maintain its competitive position. However, others may independently develop substantially equivalent proprietary information and techniques or otherwise gain access to Cloud Star’s trade secrets or disclose Cloud Star’s technology. To protect its trade secrets, Cloud Star may enter into confidentiality agreements with employees, consultants and potential collaborators. However, these agreements may not provide meaningful protection of its trade secrets or adequate remedies in the event of unauthorized use or disclosure of such information. Likewise, Cloud Star’s trade secrets or know-how may become known through other means or be independently discovered by its competitors. Any of these events could prevent Cloud Star from developing or commercializing its products.

The industry in which Cloud Star operates is highly competitive, and competitive pressures from existing and new companies could have a material adverse effect on our financial condition and results of operations.

The industry in which Cloud Star operates is highly competitive and influenced by the following:

• advances in technology;

• new product introductions;

• evolving industry standards;

• product improvements;

• rapidly changing customer needs;

• intellectual property invention and protection;

• marketing and distribution capabilities;

• competition from highly capitalized companies;

• ability of customers to invest in information technology; and

• price competition.

Cloud Star can give no assurance that it will be able to compete effectively in its markets. Many of Cloud Star’s competitors have substantially greater capital resources, research and development resources and experience, manufacturing capabilities, regulatory expertise, sales and marketing resources, established relationships with business and consumer products companies and production facilities than us.

To the extent Cloud Star enters markets outside of the United States, its business will be subject to political, economic, legal and social risks in those markets, which could adversely affect its business.

There are significant regulatory and legal barriers in markets outside the United States that Cloud Star must overcome to the extent it enters or attempts to enter markets in countries other than the United States. Cloud Star will be subject to the burden of complying with a wide variety of national and local laws, including multiple and possibly overlapping and conflicting laws. Cloud Star also may experience difficulties adapting to new cultures, business customs and legal systems. Any sales and operations outside the United States would be subject to political, economic and social uncertainties including, among others:

• changes and limits in import and export controls;

• increases in custom duties and tariffs;

• changes in currency exchange rates;

• economic and political instability;

• changes in government regulations and laws;

• absence in some jurisdictions of effective laws to protect our intellectual property rights; and

• currency transfer and other restrictions and regulations that may limit our ability to sell certain products or repatriate profits to the United States.

Any changes related to these and other factors could adversely affect Cloud Star’s business to the extent it enters markets outside the United States.

POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES/AGENTS.

In order to implement the aggressive business plan, management recognizes that additional staff will be required. No assurances can be given that Cloud Star will be able to find suitable employees/agents that can support its needs or that these employees can be hired on favorable terms.

CLOUD STAR MAY, IN THE FUTURE, ISSUE ADDITIONAL COMMON SHARES, WHICH WOULD REDUCE INVESTORS' PERCENT OF OWNERSHIP AND MAY DILUTE OUR SHARE VALUE.

The Company’s Articles of Incorporation authorize the issuance of 190,000,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of common stock held by our then existing shareholders. Management may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

CLOUD STAR MAY ISSUE SHARES OF PREFERRED STOCK IN THE FUTURE THAT MAY ADVERSELY IMPACT YOUR RIGHTS AS HOLDERS OF COMMON STOCK.

The Company’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock. Accordingly, the board of directors will have the authority to fix and determine the relative rights and preferences of preferred shares, as well as the authority to issue such shares, without further stockholder approval. As a result, the board of directors could authorize the issuance of a series of preferred stock that would grant to holders preferred rights to our assets upon liquidation, the right to receive dividends before dividends are declared to holders of our common stock, and the right to the redemption of such preferred shares, together with a premium, prior to the redemption of the common stock. To the extent that Cloud Star does issue such additional shares of preferred stock, your rights as holders of common stock could be impaired thereby, including, without limitation, dilution of your ownership interests in us. In addition, shares of preferred stock could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult, which may not be in your interest as holders of common stock.

It is not anticipated that there will be an active public market for shares of our common stock in the near term, and you may have to hold your shares of common stock for an indefinite period of time. You may be unable to resell a large number of your shares of common stock within a short time frame or at or above their purchase price.

There is not an active public for our common stock, and there can be no assurance that any market will develop or be sustained after the completion of this offering. Because our common stock is expected to be thinly traded, an investor cannot expect to be able to liquidate its investment in case of an emergency or if it otherwise desires to do so. Large transactions in common stock may be difficult to conduct in a short period of time. Further, the sale of shares of common stock may have adverse federal income tax consequences.

LOW-PRICED STOCKS MAY AFFECT THE RESALE OF CLOUD STAR’S SHARES.

The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosures relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. SEC regulations generally define a penny stock to be an equity security that has a market or exercise price of less than $5.00 per share, subject to certain exceptions. Such exceptions include any equity security listed on NASDAQ and any equity security issued by an issuer that has net tangible assets of at least $100,000, if that issuer has been in continuous operation for three years.

Unless an exception is available, the regulations require delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, details of the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations and broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to effecting the transaction and must be given in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for securities that become subject to the penny stock rules. Since our securities are highly likely to be subject to the penny stock rules, should a public market ever develop, any market for our shares of common stock may not be liquid.

BECAUSE CLOUD STAR HAS NEVER PAID DIVIDENDS ON ITS COMMON STOCK AND HAS NO PLANS TO DO SO, THE ONLY RETURN ON INVESTMENT WILL COME FROM ANY INCREASE IN THE VALUE OF THE COMMON STOCK.

Since its inception, Cloud Star has not paid cash dividends on the common stock and does not intend to pay cash dividends in the foreseeable future. Rather, Cloud Star currently intends to retain future earnings, if any, to finance operations and expand our business. Therefore, any return on investment would come only from an increase in the value of our common stock. And, there are no assurances that the common will increase in value.

IN THE FUTURE, CLOUD STAR WILL INCUR INCREMENTAL COSTS AS A RESULT OF OPERATING AS A PUBLIC COMPANY, AND MANAGEMENT WILL BE REQUIRED TO DEVOTE SUBSTANTIAL TIME TO COMPLIANCE INITIATIVES.

Upon the merger with Accend Media, Cloud Star becomes a fully reporting company with the SEC, and as such will incur additional legal, accounting and other expenses. Moreover, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as well as new rules subsequently implemented by the SEC, have imposed various new requirements on public companies, including requiring changes in corporate governance practices. Our management will need to devote a substantial amount of time to these new compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. Management expects to incur approximately $20,000 of incremental operating expenses in 2012.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

DISCLAIMER REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which Cloud Star indicates by words or phrases such as "anticipate," "expect," "intend," "plan," "will," "management believes" and similar language. Except for the historical information contained herein, the matters discussed in this "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this report are forward-looking statements that involve risks and uncertainties. The factors listed in the section captioned "Risk Factors," as well as any cautionary language in this report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, management undertakes no obligation to update any forward-looking statement to reflect events after the date of this Form 8-K.

CLOUD STAR CORPORATION OVERVIEW

Cloud Star an information technology services and software company that delivers immediate, easy and secure access to computer desktops, and other consumer electronic devices from remote locations.

Our MyComputerKey product and technology was initially developed by Advanced Green Technologies, Inc. (“AGT”), a company controlled by Mr. Movassaghi. On or about October 17, 2011, AGT assigned all rights and interests in the MyComputerKey technology to Cloud Star. Since substantially all AGT’s technologies were in the research and development stage prior to the assignment, no value was ascribed at the time of transfer. Assets transferred among control parties are required to be recorded at historical cost.

CRITICAL ACCOUNTING POLICIES

We will recognize revenue in accordance with Accounting Standards Codification 605, Revenue Recognition (formerly Staff Accounting Bulletin No. 104).  Accordingly, the Company will recognize revenue when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fees are fixed or determinable, and (iv) collectability is reasonably assured.  At the time of purchase of the basic key and the annual registration of the hosting service, we will defer up-front payments received and record revenues on a straight-line basis over the hosting period, generally one year.

RESULTS OF OPERATIONS

Cloud Star was incorporated October 17, 2011. During the period from inception to February 29, 2012, Cloud Star recognized no revenues.

Cloud Star incurred total operating expenses for the period from October 17, 2011 (inception) to February 29, 2012 of $70,163. These expenses represented general and administrative expenses.

Cloud Star had an interest expense of $100. This resulted in a net operating loss of $70,263 and net loss per common share basic and diluted of $(0.70) for the period from inception to February 29, 2012.

During the period from inception to February 29, 2012, Cloud Star used net cash of $55,163 in operations, used net cash to internally develop software of $31,279 in investing activities and generated $100,100 from financing activities.

LIQUIDITY AND CAPITAL RESOURCES

As of February 29, 2012, Cloud Star had $13,658 in cash and cash equivalents for total current assets of $13,658. Cloud Star developed its website and software for $31,279, which results in total assets of $44,937. At the same date, Cloud Star had total current liabilities of $100,100, this includes: accrued liabilities of $100 and a convertible note payable of $100,000.

We intend to raise additional debt or equity financing to fund ongoing operations and necessary working capital. Additional working capital may be sought through additional debt or equity private placements, additional notes payable to banks or related parties (officers, directors or stockholders), or from other available funding sources at market rates of interest, or a combination of these. However, there is no assurance that such financing plans will be successful or be obtained in amounts sufficient to meet the Company’s needs.

Notwithstanding, Cloud Star anticipates generating losses and therefore there is substantial doubt if Cloud Star will be able to continue operations in the future. Cloud Star anticipates it will require additional capital in order to grow its real estate transaction business by increasing headcount and its budget for 2012 Cloud Star may use a combination of equity and/ or debt instruments to funds its growth strategy or enter into a strategic arrangement with a third party. If management is unable to secure additional financing through additional debt of equity financing, the business development efforts will be negatively impacted. The ability to raise the necessary financing will depend on many factors, including the economic and market conditions prevailing at the time financing is sought. Without realization of additional capital, it would be unlikely for Cloud Star to continue as a going concern. We are currently in the process of seeking outside funding. There is no assurance that Cloud Star will achieve any of additional sales of its equity securities or arrange for debt or other financing to fund its business activities.

Research and Development

None.

Off-Balance Sheet Arrangements

None.

MANAGEMENT

CURRENT DIRECTORS AND OFFICERS

See Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Code of Ethics

Neither Accend Media nor Cloud Star has a code of ethics that applies to our officers, employees and directors, including our Chief Executive Officer and senior executives.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

See Item 5.01 Changes in Control of Registrant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Voting Trust

The Voting Trust was designed to safe-guard the continuity and stability of policy and management and for the benefit and protection of the present and future holders of Common Stock, in order to protect the investors money and inventor’s intellectual property. The Voting Trust terminates one year from the corporate name change of Accend Media to Cloud Star Corporation. Safa Movassaghi and Walter Grieves are Co-Trustees. The Co-Trustees shall vote to take such part or action in respect to the management of the Company's affairs as the Co-Trustees may deem necessary, including, but not limited to election of directors, appointment of officers, capitalization structure. If for any reason the Co-Trustees cannot agree on the management, board of directors, policy, capitalization structure of the company, business operations, business focus, such disagreement will have no effect on the then existing business operations, current management, current policies in place and capital structure of the Company. If there are any disagreements between the Co-Trustees, everything pre-existing in the Company remains status quo. Corporate changes can only be made on the joint agreement between the Co-Trustees.

Contributed Capital

During the period from Inception to February 29, 2012, services were provided by Safa Movassaghi, Cloud Star’s Chief Executive Officer (“CEO”). In consideration for services, the Company paid two months of salary in cash, and two months unpaid. Unpaid services are considered contributed service to the Company. The fair value of contributed services totaled $15,000 and has been recognized in the accompanying statement of stockholders’ deficit as contributed services, and statement of operations as general and administrative.

Promoters

Our officers and directors, Mr. Safa Movassaghi and Mr. Scott Gerardi can be considered promoters of the merged companies in consideration of their participation and managing of the business of the company.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

Accend Media Common Stock, $0.001 par value, is listed on the OTC-BB under the symbol: ACNM. To date, no trading of the Company's common stock has taken place. There are no assurances that trading activity will take place in the future for the Common Stock.

The Company did not repurchase any of its shares from inception through the date of this Current Report.

DESCRIPTION OF ACCEND MEDIA SECURITIES

In accordance with Accend Media's Articles of Incorporation certificate of incorporation, Accend Media is authorized to issue up to 190,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of May 7, 2012, there are 100,000,000 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.

(1) Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi. Redemption Rights - no such rights exist for shares of common stock.

vii. Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2) Potential Liabilities of Common Stockholders to State and Local Authorities

No material potential liabilities are anticipated to be imposed on stockholders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance when these regulations are established.

B. Preferred Stock

The authorized preferred stock of the corporation consists of 10,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help Accend Media's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

LEGAL PROCEEDINGS

Both Cloud Star and Accend Media are not involved in any lawsuit outside the ordinary course of business, the disposition of which would have a material effect upon either our results of operations, financial position, or cash flows.

RECENT SALES OF UNREGISTERED SECURITIES

There have been no issuances of any shares of the Company.

When Accend Media and Cloud Star merged, Scott Gerardi, then CEO of Accend Media agreed to exchange the majority of his personal shares in exchange for an employment agreement to the shareholders of Cloud Star on a pro-rata basis. Therefore, the merger did not involved the issuance of any new shares by Accend Media.

Cancellation of Shares

The management of the Company has agreed to cancel 50,000,000 restricted shares, formerly owned by Scott Gerardi in order to increase shareholder value between the merged entities.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Nevada Revised Statutes provides that directors, officers, employees or agents of Nevada corporations are entitled, under certain circumstances, to be indemnified against expenses (including attorneys' fees) and other liabilities actually and reasonably incurred by them in connection with any suit brought against them in their capacity as a director, officer, employee or agent, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. This statute provides that directors, officers, employees and agents may also be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by them in connection with a derivative suit brought against them in their capacity as a director, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable to the corporation.

Our by-laws provide that we shall indemnify our officers and directors in any action, suit or proceeding unless such officer or director shall be adjudged to be derelict in his or her duties.

DESCRIPTION OF CLOUD STAR SECURITIES

Cloud Star is a private corporation, organized under the laws in the State of Nevada. The Company had 1,000,000 shares, $0.0001 par value authorized, and 100,000 shares issued and outstanding prior its merger with Accend Media.

Item 5.01. Changes in Control of Registrant.

Cloud Star, formerly known as Accend Media on May 7, 2012 underwent a change of control of ownership. The Company’s largest shareholder, Scott Gerardi exchanged the majority of his personal Accend Media restricted shares for an employment agreement as Chief Compliance Officer of the merged Company. When he exchanged his shares to the shareholders of Cloud Star on a pro-rata basis, this effectuated a change of control ownership in the Company.

SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the ownership of our common stock on May 22, 2012 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officer and sole director.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60-days after May 7, 2012 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Accend Media’s common stock.

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares of Common Stock (1)

Safa Movassaghi /Chairman/CEO (2)	60,000,000	60.0%
Ira D. Lebovic/Director (3)	200,000	0.2%
Walter Grieves/Director(4)	(4)	(4)
Scott Gerardi/Director/Secretary/Chief Compliance Officer(5)	1,000,000	1.0%

All Directors and Officers as a Group	61,200,000	61.2%

1) Percent of Class is based on 100,000,000 shares issued and outstanding.

2) Safa Movassaghi, P.O. Box 4906, Mission Viejo, CA

3) Ira D. Lebovic, 4100 MacArthur Blvd., Suite 315, Newport Beach, CA 92660

4) Walter Grieves, P.O. Box 4906, Mission Viejo, CA, indirectly controls 1,000,000 shares through Leeward Ventures. Mr. Grieves is the control person of Leeward Ventures, a Nevada corporation. Leeward Ventures has invested $100,000 and purchased 1,000,000 restricted shares of Accend Media from Scott Gerardi, whereby the proceeds of the sale were deposited into the Company as prepaid legal services. Leeward loaned Cloud Star $100,000 convertible into 1,000,000 shares of common stock, interest at 1% due August 2012. In connection therewith, Leeward Ventures has the right to purchase 4,000,000 additional restricted shares from two shareholders based on a subscription receivable agreement for $400,000, whereby the funds will be deposited into the Company. In order to safeguard his investment in the Company, Walter Grieves entered into a Voting Trust with Safa Movassaghi, whereby these two individuals act as Co-Trustees to vote their shares together on major corporate decisions. This Voting Trust terminates in May, 2013.

5) Scott Gerardi, 3008 Manhattan Avenue, Manhattan Beach, CA 90266

Outstanding Equity Awards at Fiscal Year End

We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

With the change of ownership control, Scott Gerardi, the former CEO of the Company has agreed to accept the position as Corporate Secretary and Chief Compliance Officer of the Company. He will remain a director of the Company.

On May 7, 2012, the Board of Directors of Accend Media appointed new directors and officers of the Company. The new directors include: Safa Movassaghi, Ira D. Lebovic and Walter Grieves.

The new officers include: Safa Movassaghi, as Chief Executive Officer and Scott Gerardi and Corporate Secretary and Chief Compliance Officer. The new officers will serve in their position until such time as their successors shall be appointed by the board of directors or until the earlier of their death, resignation or removal in the manner provided for in the By-laws of the Company.

No agreements exist among present or former controlling stockholders or directors of the Registrant with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Safa Movassaghi	50	Chairman/CEO
Ira D. Lebovic	51	Director
Walter Grieves	39	Director
Scott Gerardi	46	Director/Corporate Secretary/Chief Compliance Officer

Biographies of Directors/Officers

Mr. Safa Movassaghi, Chairman/Director/Chief Executive Officer

Safa Movassaghi, President and CEO is the inventor of the Cloud Star's proprietary technology, Safa Movassaghi has spent nearly 25 years in information technology and services, as well as data center management and cloud computing, beginning his career as a service engineer with Toshiba in the 1980s. Since 1993, Mr. Movassaghi has provided clients, some Fortune 1000, with comprehensive and sophisticated packages of IT architecture and configuration, thereby reducing clients' costs and increasing their productivity. It was through this work and years of feedback from clients, that MyComputerKey was born.

Prior to founding Cloud Star, Mr. Movassaghi operated Advanced Green Technologies, Inc. ("AGT"), an IT managed services provider, utilizing the latest, cost-effective technological solutions. Previous to AGT, he served as Chief Technology Officer for Capital Pacific Holdings, a $1 Billion+ real estate developer, where, in leading a team of 10 employees, he successfully managed the growth of the company to over 300 employees in 70 locations.

Education:

Mr. Movassaghi received his B.S. in Electrical Engineering from California State University, Fresno in 1987.

Mr. Ira D. Lebovic, Director

Ira D. Lebovic is a California attorney who represents real estate developers, property owners, homebuilders, community associations and related entities. He serves his clients in the areas of risk transfer, insurance placement, insurance coverage, construction and warranty risk management and litigation management. Mr. Lebovic brings to these practice areas twelve years of experience in real estate litigation, including construction defect defense, and seven years serving as general counsel for Capital Pacific Holdings, Inc., formerly known as J.M. Peters Company, Inc. This work history, coupled with his training as a mediator, has enabled him to resolve for his clients over 400 construction defect and insurance coverage matters, including many high profile, media-intensive cases in California, Nevada, Arizona, Colorado and Texas. He has also assisted his clients and their brokers in placing insurance coverage for high-end attached and detached residential, hotel, apartment, commercial and office properties. Mr. Lebovic has written and lectured on such topics as risk transfer, insurance coverage, mold claims, mechanics liens, home purchase contracts, new home warranty practices, sales disclosures, indemnity agreements and right-to-repair statutes. He is a graduate of Duke University and the Duke University School of Law.

Walter Grieves/Director

Walter W. Grieves has held a variety of positions in the finance sector and corporate sector for the last 15 years. Upon completing his undergraduate work at the University of California, Berkeley, Walter went to work for Research Magazine/Multex Data Group where he managed the International Investor Relations Division and the Broker Impact Survey Department. Mr. Grieves then went to work for Morgan Stanley spending time between the Wailuku Maui Branch and the World Trade Center Location in New York City. Further looking to expand his experience in the securities industry, Mr. Grieves became an Institutional trader for seven large hedge funds out of PCH Securities in San Diego where he Made Markets and executed a variety of trades for NYSE, Nasdaq and foreign Issuers. In 2001, Mr. Grieves decided to go into business with a group of Securities Attorneys structuring, capitalizing and restructuring small publicly traded companies. During the next 5 years he served as President of five Public companies while also serving as a board member and officer to dozens of Private Companies. Many of these companies were on the verge of bankruptcy before Mr. Grieves and his team restructured and recapitalized the companies either turning the entities around or settling out their debt and ceasing operations. Over the past five years, Mr. Grieves has specialized in the Capitalization, Corporate Structure, Restructuring, Revenue Expansion and Assistance in Exit Strategy to many small to medium sized private companies.

Scott Gerardi/Director/Secretary/Chief Compliance Officer

Scott J. Gerardi is an online advertising and lead generation veteran that possesses over 20-years experience in new media.

2010 – Present - Accend Media, founder/President and Director

2009 - 2010 - Monster Offers – President and Director. Monster Offers is a daily deal aggregator, collecting daily deals from multiple sites in local communities across the U.S. and Canada. Focused on providing innovation and utility for Daily Deal consumers and providers, the company collects and publishes thousands of daily deals and allows consumers to organize these deals by geography or product categories, or to personalize the results using keyword search.

2008 - Present - SJG Ventures, Inc. - Owner & President, Independent consultant with emphasis on lead generation, data monetization, and developing marketing strategies for advertisers new to the Internet.

2002 - 2008 - eForce Media, Inc., Santa Monica, CA - VP of Operations and Co-Founder of this online lead generation and customer identification company. Instrumental in transforming the company from a three person team servicing one vertical into a venture capital backed 125 person organization operating in 12 verticals.

1989 - 2000 - NTN Communications, Inc. / NTN Buzztime, Inc., Carlsbad, CA (AMEX: NTN) - Held numerous positions for pioneer company within the emerging interactive television and online entertainment industries. Developed award winning 'play along' applications in conjunction with live television broadcasts as well as prototype electronic applications for the now billion dollar fantasy sports industry. Responsible for creating strategic relationships and creating interactive programs for partners including NFL.com, NHL.com, America Online, DirecTV, CBSSportline.com, and FoxSports.com.

Education:

Mr. Gerardi is a 1989 graduate of San Diego State University in San Diego, California, with a BS degree in Marketing.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer in all capacities for the accounts of our executives.

SUMMARY COMPENSATION TABLE

Compensation

Summary Compensation Table

Name and Principal Position	Fiscal Year 2012	Salary ($)	Bonus ($)	Awards ($)	All Other Compensation ($)	Total ($)

Summary Compensation Table

						Compen-
	Principal	Year	Salary	Bonus	Awards	sation	Total
Name	Position	Ending	($)	($)	($)	($)	($)

Safa Movassaghi	CEO/Dir.	2012*	90,000	0	0	0	90,000
			0	0	0	0	0
Scott Gerardi	CCO/Dir.	2012*	48,000	0	0	0	48,000
		2011	0	0	0	0	0

Ira D. Lebovic/Director	Director	2012	0	0	0	0	0

Walter Grieves/Director	Director	2012	0	0	0	0	0

*2012 - Estimated salary to be paid in the coming fiscal year based on $7,500 per month until funding of $400,000 is received at which time compensation will be increased to $15,000 per month.

Special Note: All officers and directors who own stock in the Company agreed to lock-up their shares for a period of one year from the corporate name change.

We do not maintain key-man life insurance for our executive officer/director. We do not have any long-term compensation plans or stock option plans.

As of the date hereof, there have been no grants of stock options to purchase our Common Stock made to the executive officer named in the Summary Compensation Table.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to our sole director in such capacity.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 22, 2012, the Board of Directors by unanimous written consent and a majority of shareholders approved the increase of the number of authorized shares from 75,000,000 to 200,000,000 shares and filed an Amendment to its Articles of Incorporation. This was disclosed in the Company’s Definitive Information Statement on Schedule 14C, filed with the Commission on April 11, 2012. See Exhibit 3.3

On May 22, 2012, the Board of Directors by unanimous written consent and a majority of shareholders of both Accend Media and Cloud Star Corporation approved the Articles of Merger, whereby the Company amended its Articles to change its corporate name from Accend Media to Cloud Star Corporation. See Exhibit 3.4

ITEM 8.01 OTHER EVENTS

Cancellation of Shares

On May 22, 2012, Accend Media cancelled 50,000,000 shares of its common stock, and returned 2,000,000 additional shares to its corporate treasury. The Board of Directors approved the cancellation on May 22, 2012. These 50,000,000 common shares represent approximately 33 percent of the issued and outstanding shares of the Company.

On May 22, 2012, the Company returned 50,000,000 common shares to its transfer agent for cancellation. Such certificates representing 50,000,000 common shares were returned and cancelled by the Registrant’s transfer agent. Following the cancellation of these shares, the Company will have 100,000,000 common shares issued and outstanding.

Corporate Address Change

Concurrently, with the change of control of the Company, the Registrant has changed its principal executive offices from 8275 S. Eastern Avenue, Suite 200-306, Las Vegas, NV 89123 to: P.O. Box 4906, Mission Viejo, CA 92690.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of business acquired.

The required financial statements of Cloud Star for the periods specified in Rule 3-01(a) of Regulation S-X are included herein. This Current Report includes the financial statements of Cloud Star for the period ended February 29, 2012.

(b) Pro Forma Financial Information.

The required Pro Forma financial statements of Cloud Star are included herein. This Current Report on Form 8-K includes the unaudited pro forma consolidated financial information of ACCEND MEDIA, Inc. and Cloud Star

(d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
2.1	Acquisition Agreement and Plan of Merger, dated May 7, 2012	X
3.3	Amended Articles of Incorporation, dated May 3, 2012	X
3.4	Articles of Merger, dated May 7, 2012	X
10.1	Employment Agreement with Scott Gerardi, dated March 23, 2012	X
10.2	Share Lock-Up Agreement with Safa Movassaghi dated, May 22, 2010.	X
10.3	Share Lock-Up Agreement with Scott J. Gerardi dated, May 22, 2010.	X
10.4	Share Lock-Up Agreement with Ira D. Lebovic dated, May 22, 2010.	X
10.5	Voting Trust between with Safa Movassaghi and Walter Grieves dated, May 22, 2010	X
99.1	Audited Financials for Cloud Star Corporation as of and for the period ended February 29, 2012	X
99.2	Pro forma Financials for ACCEND MEDIA and Cloud Star Corporation	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cloud Star Corporation (formerly known as Accend Media) Registrant

Date: May 8, 2012	/s/ Scott Gerardi
Name: Scott Gerardi
Title: Corporate Secretary